UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 12, 2020
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Item 5.07 Submission of Matters to a Vote of Security Holders
(a)    The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Overstock.com, Inc. (the "Company") was held on May 12, 2020.

(b)    There were 40,854,430 shares of stock eligible to be voted at the Annual Meeting, of which 31,845,121 shares were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. At the Annual Meeting, the stockholders of the Company: (1) elected one director to a three-year term; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020; (3) entered a non-binding advisory vote to approve the compensation paid by the Company to its Named Executive Officers (the “Say on Pay Vote”); and (4) approved an amendment to our Amended and Restated 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance by 1,300,000 shares. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 31, 20120. The final results of the voting at the Annual Meeting were as follows:

Proposal 1 - Election of Directors
The individual named below was elected at the Annual Meeting as a Class III member of the Board of Directors, to serve for a term of three years ending in 2023, by the following votes:

Name	For	Withheld	Broker Non-Votes
Allison H. Abraham	12,715,283	2,374,787	16,755,051

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm
The Board’s proposal to ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
30,610,357	1,115,074	119,690	—

Proposal 3 - Say on Pay Vote
The Board’s proposal for stockholders to support the compensation paid by the Company to its Named Executive Officers (the “Say on Pay Vote”) was approved by the stockholders by the following non-binding advisory vote:

For	Against	Abstain	Broker Non-Votes
12,327,130	2,629,838	133,102	16,755,051

Proposal 4 - Approval of Amendment to the Amended and Restated 2005 Equity Incentive Plan

The Board’s proposal to approve an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance by 1,300,000 shares was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
12,322,335	2,651,794	115,941	16,755,051

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	May 15, 2020